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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                         -------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 23, 2002



                      UNIVERSAL COMPRESSION HOLDINGS, INC.
                           UNIVERSAL COMPRESSION, INC.
           -----------------------------------------------------------
           (Exact names of registrants as specified in their charters)


           DELAWARE                    001-15843                13-3989167
             TEXAS                     333-48279                74-1282680
------------------------------      -----------------      --------------------
(States or other jurisdictions      (Commission File          (IRS Employer
      of incorporation)                 Numbers)           Identification Nos.)


  4440 BRITTMOORE ROAD, HOUSTON, TEXAS                             77041
----------------------------------------                    -------------------
(Address of principal executive offices)                         (Zip Code)


                                 (713) 335-7000
              ----------------------------------------------------
              (Registrants' telephone number, including area code)

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Item 5.  Other Events and Regulation FD Disclosure.

         On January 23, 2002, the Company issued a press release announcing its scheduled earnings release and conference call and other corporate matters regarding its Board of Directors. The director resignations were not prompted by any disagreement with us on any matters relating to our operations, policies or practices. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

         Exhibit No.                    Description
         -----------                    -----------

            99.1                        Press release dated January 23, 2002.


Item 9.  Regulation FD Disclosure.

         The Company will release financial results for its fiscal 2002 third quarter on Monday, January 28, 2002. The Company will broadcast a conference call to investors on Tuesday, January 29, 2002 at 11:00 Eastern time to discuss its third quarter results and other corporate matters. Information on the conference call is included in the press release issued by the Company on January 23, 2002, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                           UNIVERSAL COMPRESSION HOLDINGS, INC.
                                           UNIVERSAL COMPRESSION, INC.
                                             (Registrants)



Date: January 23, 2002                     By: /s/  RICHARD W. FITZGERALD
                                              ----------------------------------
                                              Richard W. FitzGerald
                                              Senior Vice President and Chief
                                              Financial Officer


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                                  EXHIBIT INDEX


         Exhibit No.            Description
         -----------            -----------

             99.1               Press release dated January 23, 2002.